UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   November 17, 2004
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                         The Hallwood Group Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8303                                            51-0261339
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 (Commission File Number)                      (IRS Employer Identification No.)


          3710 Rawlins, Suite 1500, Dallas, Texas                   75219
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (214) 528-5588
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     On November 17, 2004, the Board of Directors of The Hallwood Group Incorporated (the "Company") elected Mr. M. Garrett Smith as a member of the Board of Directors. Mr. Smith was also appointed to the Company's Audit Committee. Mr. Smith is a Principal with BP Capital, LLC, a Dallas, Texas based investment firm specializing in the oil and gas industry. Mr. Smith was previously the Executive Vice President and Chief Financial Officer of Pioneer Natural Resources Company, an exploration and production company. The Board of Directors of the Company has determined that Mr. Smith is independent and financially sophisticated under the rules and regulations of the American Stock Exchange and is an audit committee financial expert, as determined under the rules and regulations of the Securities and Exchange Commission.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE HALLWOOD GROUP INCORPORATED



Date:   November 18, 2004                By:   /s/ Melvin J. Melle
                                         Name: Melvin J. Melle
                                         Title:   Vice President